Capital Senior Living A Leading Pure-Play Senior Housing Owner-Operator Exhibit 99.2

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures Adjusted EBITDAR is a financial valuation measure and Adjusted Net Income and Adjusted CFFO are financial performance measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with our results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. Adjusted EBITDAR is a valuation measure commonly used by our management, research analysts and investors to value companies in the senior living industry. Because Adjusted EBITDAR excludes interest expense and rent expense, it allows our management, research analysts and investors to compare the enterprise values of different companies without regard to differences in capital structures and leasing arrangements. The Company believes that Adjusted Net Income and Adjusted CFFO are useful as performance measures in identifying trends in day-to-day operations because they exclude the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of our primary business. Adjusted Net Income and Adjusted CFFO provide indicators to management of progress in achieving both consolidated and individual business unit operating performance and are used by research analysts and investors to evaluate the performance of companies in the senior living industry. The Company strongly urges you to review the reconciliation of net loss to Adjusted EBITDAR and the reconciliation of net (loss) income to Adjusted Net (Loss) Income and Adjusted CFFO, on the last page of the Company’s third quarter 2017 earnings release dated November 1, 2017, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows, which can be found on the Company’s website at www.capitalsenior.com/investor-relations/press-releases/

Capital Senior Living Investment Rationale Attractively Positioned in the Highly Fragmented Senior Housing Market Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership Capital Plan Supports Long-Term Growth Initiatives Track Record of Strong Growth and Uniquely Positioned for Continued Success CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value 1 4 2 3

Attractively Positioned in the Highly Fragmented Senior Housing Market 1

Top-10 Operator and Pure-Play Senior Housing Company Portfolio Mix (Average Units) As of September 30, 2017 AR. 173 AZ. 189 CT. 238 FL. 429 IA. 122 IL. 762 IN. 2,440 MI. 173 MN. 173 MO. 662 MS. 143 NC. 457 SC. 683 NE. 650 NJ. 98 NY. 603 OH. 2,372 TX. 3,990 VA. 455 CA. 408 CA. 408 AZ. 189 Resident Capacity By State Capital Senior Living operates 129 communities in geographically concentrated regions with the capacity to serve 16,500 residents WI. 741 GA. 168 MA. 323 Number of residents by State Greater than 2,000 500 - 2,000 Less than 500 Assisted Living

One of the Largest Senior Housing Owners by Percentage of Ownership Ownership Evolution Advantages to Real Estate Ownership Ownership of 10 Largest US Senior Housing Operators Maximizes cash flow and real estate value by providing valuation support Stronger margin profile Eliminates lease escalators, driving sustainable cash flows Optimizes asset management and financial flexibility Ability to reposition communities Ability to increase loans based on the appreciated value to re-deploy the capital into growth initiatives Owned % 129 Total Properties 77 Total Properties 32.5% 64.3% 2016 Properties Owned 179 161 83 9 407 86 37 26 0 0 2016 Properties Operated 179 213 129 18 1,114 308 140 276 252 156 Source: ASHA 2016 Top 50, company filings and investor presentations. Note: Five Star Senior Living pro forma for property acquisitions and divestitures. (1) Primarily minority interest in joint ventures. (1) NM NM

CSU’s Pure-Play Private-Pay Senior Housing Model has Many Similarities to the Multi-Family and Lodging Sectors, While Historically Providing Investors with Higher Returns Key Housing Sector Drivers Benchmarking the Housing Sector Senior Housing Yields Consistent High Investment Returns NCREIF Annualized Total Investment Returns (1,3,5, 10-Year Periods, as of 12/31/16) Momentum: ’17/’18 vs. ’15/’16 ’17/’18 Average M-RevPAF (1) Expected Actual & Momentum Source: Green Street Advisors and NIC MAP Data Service as of 12/31/16. (1)M-RevPAF is Market Revenue per Available Foot and represents the combined changes in occupancy (demand) and rents (pricing). Strongest Weakest Waning Waxing

The Senior Living Market Offers Attractive Long Term Fundamentals...

- U.S. population 75+ years old is expected to increase from ~6% of total current population to 12% by 2030
- Current penetration rate implies demand growth of ~40K units per annum

U.S. Seniors Population Trends (75+ years old)


(Population in thousands)
35,000
30,000
25,000
20,000
15,000
2010
2015
2020
2025
2030
75% Expected Growth from 2014 to 2030

- 75% of the Independent Living market and 63% of the Assisted Living market is comprised of small players operating at a cost structure disadvantage

Independent Living Companies


Top 10
20%
Top 25
25%
75%

Assisted Living Companies


Top 10
29%
63%
Top 25
37%

Top 10 | Top 25 | Remaining Market

Clear opportunity for scale players to capture a disproportionate share of growth through organic initiatives and accretive acquisitions

Source: 2010 Consensus Summary File 1, U.S. Census Bureau, Population Division, IBISWorld and Wall Street Research.

DISCOVER *the difference* | 9

...and a Highly Constructive Current Operating Environment Source: NIC MAP Data Service as of 09/30/17. Occupancy Stabilizing Across the Country AL Rent is Stabilizing as IL Experiences Lower Growth Average Stabilized Occupancy YoY Rent Growth Senior Housing IL AL Industry Supply is Stabilizing in IL and Senior Housing Construction as % of Inventory Since 2Q 2016, overall industry supply has relatively remained flat across Senior Housing and IL AL saw a slight uptick in supply in 3Q 2017 Senior Housing IL AL

CSU Has Limited Exposure to the Top 10 MSAs with the Highest Levels of Construction Source: NIC MAP Data Service data as of 09/30/2017. Senior Housing Construction vs. Inventory Across the U.S. Top 10 Highest Construction in MSAs Total CSU units in top 10 highest construction MSAs (~2% of total CSU units) Over ~99% of CSU units are located outside of the top 10 highest construction MSAs Capital Senior Living Community 0 – 2% Construction vs. Inventory > 24% Metro Construction vs Inventory CSU Units CSU Occupancy Trenton, NJ 25.7% Fort Myers, FL 19.7% Colorado Springs, CO 17.7% Orlando, FL 15.6% Charleston, SC 15.3% Columbus, OH 15.2% 111 97.4% Atlanta, GA 14.0% The Villages, FL 14.0% Jacksonville, FL 13.8% Austin, TX 13.4% 111

Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership 2

Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership Conversions Accretive Acquisitions Core Organic Growth Increasing Real Estate Ownership

Core Organic Growth Driven by Occupancy, Pricing Improvements and Cost Containment Occupancy improvement where opportunity exists Increasing average rents through increasing market and in-house rents and level of care charges Proactive expense management Cash flow enhancing renovations and refurbishments Core Organic Growth Increasing Occupancy and Average Monthly Rent Trends Average Rent Occupancy %

Taking Immediate Action to Drive Sustainable Profitable Growth and Enhance Shareholder Value Executing comprehensive strategy to drive higher revenues, enhance cash flow and maximize value of real estate portfolio Instituting new operating model and realigning sales team to instill greater accountability and drive operational excellence Strengthened team with the recent appointment of Brett Lee as COO Strong record of operational success within healthcare services sector Experience leading operations within highly complex care delivery environments Building more centralized, robust operating platform to improve all facets of community operations to better serve residents Quality Service People Growth Cost

Moving to Centralized Platform to Improve Community Operations While Serving New Residents Implemented immediate occupancy growth plans and budget recovery goals for each community Leveraging operational scale to optimize supply chain and large expense categories Revised sales and marketing structure to improve performance Evaluating opportunities to enhance care in existing communities Addressing internal structural challenges by implementing: Regional review and approval of all contract labor/premium pay Staffing grid to address variation in labor cost through standardization Expect the continued execution of strategic plan to produce growth in all key metrics for the remainder of 2017 and beyond

Upholding Highest Standards of Core Pillars to Improve Resident Experience Continuously focused on improving resident satisfaction by upholding the highest quality standards for each community through standardized processes, protocols and policies We maintain a family-centered culture so all residents feel as if they are part of the Capital Senior Living family The Capital Operating System drives all facets of our community operations Quality Service People Growth Cost

Strategic Accretive Acquisitions have Achieved 16% Average Cash-On-Cash Returns Year 1 Cash-On-Cash Returns With a strong reputation among sellers, CSU sources the majority of acquisitions off market and at attractive terms, and maintains a robust pipeline of near-to medium-term targets Acquisitions financed with attractive fixed rate non-recourse mortgage loans Weighted average interest rate has decreased 134bps since 2010 Total Purchase Price ($mm) $ 83.4M $ 181.3 $ 150.4 $ 160.2 $ 162.5 $ 138.4 $ 85.0 Communities 7 17 11 8 9 8 4 Units 551 1,367 881 819 791 723 547 Average Borrowing Rate 5.1% 4.5% 5.4% 4.5% 4.3% 4.3% 4.8%* 10-Year Treasury Range 1.7% - 3.2% 1.4% - 2.4% 1.7% - 3.0% 2.1% - 3.0% 1.7% - 2.5% 1.4% - 2.5% 2.2% - 2.6% * Variable Rate

Increasing Owned Portfolio Provides Increased Financial Flexibility CSU has achieved on average a 42.0% increase in property value over a 3 year period at communities on which it has executed supplemental loans in 2015 and 2016, which has provided financial flexibility through $66.3mm of proceeds for re-deployment to growth initiatives $140.9 $296.0 Appreciated Value of Supplemental Loan Properties 32.5% 38.1% 47.5% 52.7% 58.7% 57.3% Capital Senior Living’s Ownership History Owned % 61.2% 64.3%

Conversions Drive Significant Improvements in Key Financial Metrics Revenue and NOI Growth – 3Q17 vs. 2Q14 (Period prior to Conversions)(1) Expected Completion of Units Out of Service (2) 776 total units were out of service at the beginning of 2017; when stabilized, the total 776 units are currently expected to contribute more than $30M of Revenue, $10M of EBITDAR and $7M of CFFO on an annual basis Three communities being repositioned or under significant renovation; all units are out of CSU non-GAAP statistical and financial measures and will be added back when the communities reach stabilization Units Represents the 400 units with conversions completed as of 2Q15. Represents when the units are completed. Actual contributions of Revenue, EBITDAR and CFFO will depend on timing of lease-up. 543 233 2

Capital Plan Supports Long-Term Growth Initiatives 3

Transaction Overview Overview of the Transaction CSU purchased four previously leased properties in January 2017 Purchase Price: $85mm CFFO accretion of $3.0mm in Year 1 Percentage of Owned Real Estate Owned % 129 Total Properties 129 Total Properties 61.2% 64.3% Benefits of the Transaction Maximizes cash flow and real estate value by providing valuation support Stronger margin profile Eliminates lease escalators, driving sustainable cash flows Optimizes asset management and financial flexibility Ability to reposition communities Ability to increase loans based on the appreciated value to re-deploy the capital into growth initiatives Increased owned portfolio from 61.2% to 64.3%

Track Record of Strong Growth and Uniquely Positioned for Continued Success 4

Strategy and Execution Have Delivered Strong Growth Revenue (1) Adjusted EBITDAR Adjusted CFFO (2) Note: $ in millions. Excludes community reimbursement revenue and management services revenue. (2)Excludes prepaid resident rent and tax savings related to cost segregation studies in 2012 and 2013. ($ In Millions) ($ In Millions) 18.9% CAGR 14.7% CAGR 14.2% CAGR ($ In Millions)

Healthy Balance Sheet to Support Future Initiatives Assets Cash and Securities $ 22.6 Other Current Assets 25.5 Total Current Assets 48.1 Fixed Assets 1,105.3 Other Assets 18.2 Total Assets $ 1,171.6 Liabilities & Equity Current Liabilities $ 75.7 Long-Term Debt 935.3 Other Liabilities 75.7 Total Liabilities 1,086.7 Stockholders’ Equity 84.9 Total Liabilities & Equity $ 1,171.6 As of September 30, 2017 (in millions)

Debt Maturities CSU has ample financial capacity to pursue all initiatives contemplated under its growth strategy No near term debt maturities Acquisitions financed with attractive fixed rate non-recourse mortgage loans Average duration of debt is 6.6 years, with approximately 92% of all debt maturing in 2021 and after (In thousands) Ample Financial Capacity to Pursue Growth Initiatives

Capital Senior Living Investment Rationale Attractively Positioned in the Highly Fragmented Senior Housing Market Executing a Long-Term, Sustainable Growth Strategy with a Focus on Real Estate Ownership Capital Plan Supports Long-Term Growth Initiatives Track Record of Strong Growth and Uniquely Positioned for Continued Success CSU has a clear and differentiated real-estate strategy to drive industry-leading growth and superior shareholder value 1 4 2 3 Conversions Accretive Acquisitions Core Organic Growth Increasing Real Estate Ownership